UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2011
EOS Preferred Corporation
(Exact Name of Registrant as Specified in Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	000-25193 (Commission File Number)	04-3439366 (I.R.S. Employer Identification No.)

1271 Avenue of the Americas 46th Floor New York, New York (Address of Principal Executive Offices)	10020 (Zip Code)
(212) 377-1503
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On November 30, 2010, Aurora Bank FSB (the “Bank”), the parent of EOS Preferred Corporation (the “Corporation”), entered into a Stipulation and Consent to Issuance of Amended Order to Cease and Desist with the Office of Thrift Supervision (the “OTS”) whereby the Bank consented to the issuance of an Amended Order to Cease and Desist (the “Amended Order”) issued by the OTS that amended the original Cease and Desist Order issued by the OTS on January 26, 2009 (the “Original Order”). In addition, on November 30, 2010, the OTS terminated the Prompt Corrective Action Directive, originally issued to the Bank on February 4, 2009.
More detailed information can be found in the Amended Order itself, a copy of which is available on the OTS’ website ( www.ots.treas.gov).
The Amended Order did not amend provisions in the Original Order that require the Bank to ensure that each of its subsidiaries, including the Corporation, complies with the Original Order as amended. These operating restrictions, among other things, restrict transactions with affiliates, capital distributions, contracts outside the ordinary course of business and changes in senior executive officers, board members or their employment arrangements without prior written notice to the OTS.
Under the Amended Order, the Corporation must continue to seek and receive approval from the OTS for the declaration, payment and distribution of dividends to its preferred and common shareholders. There is no assurance that the OTS will approve any request for the declaration, payment or distribution of dividends. As an operating subsidiary of the Bank, the Corporation remains subject to all of the terms and conditions of the Amended Order which would apply to such operating subsidiaries.
On March 30, 2011, the Bank, on behalf of the Corporation submitted an Application for Capital Distribution to the OTS requesting permission to pay quarterly dividends to the Corporation’s preferred and common shareholders. On July 12, 2011, the OTS provided a non-objection to the Bank permitting its operating subsidiary, the Corporation, to declare and pay a quarterly dividend to its shareholders.
Accordingly, the Board of Directors of the Corporation (the “Board of Directors”) declared on July 13, 2011, a dividend payable on July 29, 2011, for the quarter ended June 30, 2011, to holders of record on July 20, 2011 of each of: (1) the Corporation’s 8.50% Non-Cumulative Exchangeable Preferred Stock, Series D (the “Series D preferred stock”), in the amount of $0.53125 per share; and (2) the Corporation’s Preferred Stock, Series B, par value $0.01 per share, in the amount of $20 per share.
The OTS has not approved or provided a non-objection to any further dividend distributions. Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, on July 21, 2011 (“Transfer Date”) the OTS will be abolished. The duties and powers of the OTS will be transferred to the Office of the Comptroller of the Currency (“OCC”). Effective the Transfer Date, the primary regulator of Company’s parent, Bank, will be the OCC, which will have full authority to make determinations on applications from the Bank, including applications for capital distributions. There can be no assurance that approval or non-objection for the payment of future dividends will be received from the OCC or when or if such OCC approval requirement will be removed. Furthermore, any future dividends on the Series D preferred stock will be payable only when, as and if declared by the Board of Directors. The terms of the Series D preferred stock provide that dividends on the Series D preferred stock are not cumulative and if no dividend is declared for a quarterly dividend period, the holders of the Series D preferred stock will have no right to receive a dividend for that period, and the Corporation will have no obligation to pay a dividend for that period, whether or not dividends are declared and paid for any future period.
In order to continue to qualify as a real estate investment trust (“REIT”), under the Internal Revenue Code of 1986, as amended, the Corporation generally is required each year to distribute to its stockholders at least 90% of its net taxable income, excluding net capital gains. As a REIT, the Corporation generally is not required to pay federal income tax if it continues to meet this and a number of other requirements. If, effective as of the Transfer Date, the OCC fails to remove the requirement for approval and does not grant further approval or non-objection to the Corporation to pay dividends to its stockholders in an amount necessary to maintain the Corporation’s REIT qualification prospectively, the Corporation will fail to qualify as a REIT and, as a result, will be subject to federal income tax.
Forward-Looking Statements
This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements should not be unduly relied upon because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the Corporation.
Such risks, uncertainties and other factors include, but are not limited to: limitations by regulatory authorities on the Corporation’s ability to implement its business plan and restrictions on its ability to pay dividends; the risk that the failure of the Corporation to maintain its status as a REIT would result in the Corporation being subject to federal income tax, including any applicable alternative minimum tax and excise tax; the risk that the Corporation could be disqualified from treatment as a REIT for the four taxable years following the year during which qualification was lost; further regulatory limitations on the business of the Bank that are applicable to the Corporation; the risk that a decline, or a perceived decline, in the Bank’s capital situation may result in the Series D preferred stock being subject to an automatic exchange into preferred shares of the Bank; the risk that the Bank’s capital ratios may fall below certain specified levels and that the Bank may be forced to merge with or be acquired by another entity or begin voluntary dissolution; the risk that the Series D preferred stock will in the future be delisted from The NASDAQ Stock Market or will otherwise cease to trade on The NASDAQ Stock Market; the risk that the Series D preferred stock may not otherwise retain value and/or liquidity; the risk that the Corporation may not have adequate cash available, including as a result of the Corporation being subject to federal income tax, to pay dividends with respect to the Series D preferred stock; negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the credit quality of the Corporation’s loan portfolios (the degree of the impact of which is dependent upon the duration and severity of these conditions); the level and volatility of interest rates; changes in consumer, investor and counterparty confidence in, and the related impact on, financial markets and institutions; legislative and regulatory actions which may adversely affect the Corporation’s business and economic conditions as a whole; the impact of litigation and regulatory investigations; various monetary and fiscal policies and regulations; changes in accounting standards, rules and interpretations and the impact on the Corporation’s financial statements; changes in the nature and quality of the types of loans held by the Corporation; and risks relating to the Corporation’s business discussed in its filings with the Securities and Exchange Commission.
These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Corporation to be materially different from the anticipated future results, performance or achievements that are expressed or implied by the forward-looking statements. Forward-looking statements speak only as of the date they are made, and the Corporation undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS Preferred Corporation (Registrant)
Date: July 18, 2011	By:	/s/ Brian Kuelbs
Brian Kuelbs
President